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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]         Preliminary Proxy Statement
[ ]         Confidential, for Use of the Commission Only (as permitted by
            Rule14a-6(e)(2))
[ ]         Definitive Proxy Statement
[X]         Definitive Additional Materials
[ ]         Soliciting Material Pursuant to Rule 14a-12

                                  LabOne, Inc.
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):[GRAPHIC OMITTED] DB03/ 768561 0067/6602701.1
         -----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5)  Total fee paid:
         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
         -----------------------------------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:
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    (3)  Filing Party:
         -----------------------------------------------------------------------
    (4)  Date Filed:
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


                               [LABONE LETTERHEAD]

                        IMPORTANT MESSAGE TO SHAREHOLDERS

                                October 11, 2005

Dear Shareholder:

Proxy Material for the Special Meeting of Shareholders of LabOne, Inc. was sent to you recently. According to our records, your proxy for this meeting, which will be held on Thursday, October 27, 2005, has not been received.

For the reasons set forth in the proxy statement dated September 16, 2005, your Board of Directors unanimously recommends that LabOne shareholders vote `FOR' the approval of the merger agreement.

Regardless of the number of shares you own, it is important that they are represented and voted at the special meeting. Since the merger proposal is non discretionary, your broker cannot vote your shares for you on this proposal without your instructions. ACCORDINGLY, PLEASE TAKE A MOMENT NOW TO VOTE BY ANY OF THE THREE METHODS IDENTIFIED BELOW.

          We encourage you to vote by any one of the three methods listed below:

     1. Vote by telephone: Call the toll-free number listed for this purpose on your Voting Instruction Form. The number is 1-800-690-6903. Have your 12-digit control number listed on the form ready and follow the simple instructions.

     2. Vote by Internet: Go to the website www.proxyvote.com listed on your Voting Instruction Form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

     3. Vote by Mail: Please take a moment to vote, sign, date and mail the enclosed proxy in the postage-paid envelope included for your convenience.

YOUR VOTE IS IMPORTANT. THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF THE OUTSTANDING SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING IS REQUIRED TO APPROVE THE MERGER AGREEMENT.

Thank you for your response.

                                        Sincerely,
                                         /s/ W. Thomas Grant, II
                                        W. Thomas Grant, II
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                  FORM OF PROXY

                                  LABONE, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                                October 27, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints W. Thomas Grant, II and Joseph C. Benage, and any one or more of them with full power of substitution, as a Proxy or Proxies to vote, as designated on the reverse side, all the shares of Common Stock of LabOne the undersigned is entitled to vote at the special meeting of shareholders of LabOne to be held on October 27, 2005, or any adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

     If no instructions are specified, this proxy, if signed, will be voted "FOR" on Proposals 1 and 2 on the reverse side. If any other business is properly presented at the special meeting, this proxy will be voted by the above named proxies in their discretion. At the present time, the board of directors knows of no other business to be presented at the special meeting.

     Should the undersigned be present and elect to vote at the Special Meeting or any postponement or adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the Shareholder's decision to terminate this proxy, then the power of such proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders, by filing of a later-dated proxy to vote on the proposals at the Special Meeting, or by logging onto the Internet website specified on the reverse side or by calling the telephone number specified on the reverse side.

      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                           ENCLOSED PREPAID ENVELOPE.

                (Continued and to be signed on the reverse side)

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                       SPECIAL MEETING OF SHAREHOLDERS OF
                                  LABONE, INC.
                                October 27, 2005


VOTE BY MAIL:           VOTE BY TELEPHONE                   VOTE BY INTERNET
Mark, sign and date     1-800-690-6903                      www.proxyvote.com
your proxy card and     Use any touch-tone telephone to     Use the internet to transmit your voting
return it in the        transmit your voting                instructions and for electronic delivery of
postage-paid            instructions until 11:59 P.M.       information until 11:59 P.M. Eastern Time the day
envelope we have        Eastern Time the day before the     before the meeting date. Have your proxy card in
provided or return      meeting date. Have your proxy       hand when you access the web site and follow the
it to:                  card in hand when you call and      instructions to obtain your records and to create
LabOne, Inc.            then follow the instructions.       an electronic voting instruction form.
c/o ADP
51 Mercedes Way
Edgewood, NY 11717

               V Please detach and mail in the envelope provided.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.


1. Approval of the Agreement and Plan of Merger,        For   Against   Abstain
dated as of August 8, 2005, by and among LabOne,        [ ]     [ ]       [ ]
Inc., Quest Diagnostics Incorporated and Fountain,
Inc.

2. Approval of the grant to the proxyholders of         For   Against   Abstain
the authority to vote in their discretion to adjourn    [ ]     [ ]       [ ]
the special meeting to a later date to solicit additional proxies.

Please complete, date and sign this proxy and return it promptly in the enclosed postage paid envelope.
     Please mark this box if you plan to attend the Special Meeting.

Signature of Shareholder                            Date
                         -------------------------       -------
Signature of Shareholder                            Date
                         -------------------------       -------


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.